                                                                    Exhibit 99.1



                            TRANSMITTAL OF QUARTERLY
                   POST CONFIRMATION REPORT WITH CERTIFICATION
                    FOR THE QUARTER ENDED: September 30, 2007


In re: PHAR-MOR, INC., et al          )    Case No.:  01-44007 through 01-44015
                                      )
                                      )    Chapter 11
                                      )
                           Debtors    )    KAY WOODS,
                                      )    U.S. Bankruptcy Judge


Debtors, affirm that:

              1. The attached Chapter 11 Post Confirmation Report for the quarter ended September 30, 2007, which includes the Total Disbursement for Quarter, the Summary Amounts Distributed Under the Plan, and the Summary of Status on Consummation of Plan has been reviewed and the report as prepared fairly and accurately reflects the Debtors' complete disbursement/distribution activity and status for the period stated.

              2. The individual responsible for preparing the attached report was Martin S. Seekely whose title is Chief Financial Officer. Any questions regarding the attached report should be directed to Martin S. Seekely at telephone number (330) 740-2920.

              3. The Debtors are in compliance with the provisions of the confirmed Chapter 11 Plan except as listed below:

                           None

              4. The undersigned is authorized to file this report on behalf of the Debtors.

IT IS CERTIFIED HEREBY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                              DEBTORS:

         Dated: October 22, 2007              By:  /s/ Martin S. Seekely
                                                   -----------------------------
                                                   Martin S. Seekely
                                                   Chief Financial Officer

                       CHAPTER 11 POST CONFIRMATION REPORT
                      FOR QUARTER ENDED September 30, 2007


Debtor: PHAR-MOR, INC. et al                Case No.:  01-44007 through 01-44015

Total Disbursements for Quarter

All disbursements made by the Debtor during the current quarter, whether under the plan or not, must be accounted for and reported herein for the purposes of calculating quarterly fees.

                                                  Total Disbursements: $ 283,362

Summary of Amounts Distributed Under the Plan:
---------------------------------------------

                                            Current Quarter                     Paid to Date
                                            --------------                      -------------

         A.   Fees and Expenses:
1.  Trustee Compensation                    $        3,750                      $    238,250
2.  Fees for Attorney for Trustee                   -                                 -
3.  Fee for Attorney for Debtors                    46,067                          2,250,821
4.  Other Professionals                             45,554                          7,335,209
5.  All expenses, including Trustee                 -                                 -

         B.   Distributions:
6.  Secured Creditors                               -                                 -
7.  Priority Creditors                               9,017                         11,410,264
8.  Unsecured Creditors                             -                              34,572,317
9.  Equity Security Holders                         -                                 -
10. Other Payments or Transfers
       Merchandise and Other Payments               42,371                        736,822,829
       Payroll                                     136,602                         93,717,810
    Total Plan Payments
       (Sums of Lines 1-10)                 $      283,362                      $ 886,347,500

Summary of Status on Consummation of Plan:
-----------------------------------------

Plan payments are current:                                                   Yes __X__         No _____
                                                                                   -
         If no, attach explanatory statement identifying payments not made (by creditor, amount, and date due), reason for non-payment, and an estimated date as to when payments will be brought current.

Quarterly fees due to the United States Trustee are current:                 Yes __X__         No_____
                                                                                   -

Anticipated date of final report/motion for final decree:                    September 30, 2008